UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2016

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004 +1 (646) 654-5000	AC Nielsen House London Road Oxford Oxfordshire OX3 9RX United Kingdom +1 (646) 654-5000

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 26, 2016, Nielsen Holdings plc issued a press release announcing its financial results for the second quarter ended June 30, 2016.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release, dated July 26, 2016, issued by Nielsen Holdings plc pertaining to the financial results for the second quarter ended June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2016

NIELSEN HOLDINGS PLC

By:	/s/ Jamere Jackson
Name:	Jamere Jackson
Title:	Chief Financial Officer